UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 23, 2010
M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01. EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On April 23, 2010, M.D.C. Holdings, Inc. issued a press release reporting its 2010 first quarter results. A copy of this press release is attached hereto as Exhibit 99.1
ITEM 7.01. REGULATION FD DISCLOSURE
     Also attached hereto as Exhibit  99.2 is the slide presentation that will be used at the 2010 first quarter earnings release conference call scheduled for today at 12:30 pm ET. The live teleconference will be available by calling 866-816-5116 and entering Conference ID # 56754267.
     Limitation on Incorporation by Reference. The information being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01. EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated April 23, 2010

Exhibit 99.2	Slide Presentation

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: April 23, 2010	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated April 23, 2010

Exhibit 99.2	Slide Presentation

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